UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2006

E-Z-EM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11479	11-1999504

(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York	11042

(Address of Principal Executive Offices)	(Zip Code)

(516) 333-8230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 22, 2006, the board of directors of E-Z-EM, Inc. (the “Company”), amended the compensation payable to the chairmen of the nominating and corporate governance committee and the compensation committee of the board of directors, by providing for a monthly cash retainer of $500 for each chairman. As amended, the compensation of the non-employee directors of the Company, including committee chairman, is set forth on, and is incorporated into this Item 1.01 by reference to, exhibit 10.1 to this current report on Form 8-K.
2

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1.	Summary of the Compensation of the Non-employee Directors of E-Z-EM, Inc.
3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2006	E-Z-EM, INC.
(Registrant)

	By:	/s/ Peter J. Graham

Peter J. Graham
Senior Vice President –
Chief Legal Officer, Global Human Resources and Secretary
4

EXHIBIT INDEX

Exhibit	Description

10.1.	Summary of the Compensation of the Non-employee Directors of E-Z-EM, Inc.